UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2016

XLI TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55118	30-0785773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6795 Edmond St., 3rd Floor

Las Vegas, NV 89118

 (Address of principal executive offices) (zip code)

424-653-0120

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Securities Purchase Agreement

On January 14, 2016 (the “Closing Date”), we entered into an agreement with an investor, (the “Investor”) to invest up to $1,050,000 in convertible notes (the “Financing”). In connection with the agreement, we issued to the Investor, an eight percent (8%) convertible note in the principal amount of $262,500, in exchange for the Investor’s purchase of $250,000 (the “First Note”).  Out of the $250,000 investment, we received $215,000 after deducting costs including to the Investor’s legal counsel, and the placement agent, Cater, Terry & Company (“CTC”), a broker-dealer registered with the Securities & Exchange Commission (“SEC”) and Financial Industry Regulatory Authority (“FINRA”).

Pursuant to our agreement with CTC, we are obligated to pay CTC the following from the Financing:

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Ten percent (10%) cash fee of any funding up to $1,000,000,

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Eight percent (8%) cash fee of any funding up to $5,000,000,

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Six percent (6%) cash fee of any funding over $1,000,000, and

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A stock fee equal to four percent (4%) of any financing we receive divided by the closing price of our common stock on the date of closing of the financing transaction.

In connection with the First Financing, we entered into three agreements (the “Financing Documents”):

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A securities purchase agreement, as amended (the “Purchase Agreement”),

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Promissory Note, and

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Registration Rights Agreement.

Assuming we comply with the terms and conditions of the transaction, the Investor is required to invest the following additional amounts in Notes upon the terms and conditions set forth in the Financing Documents.

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$100,000 within three (3) business days of the filing of a Registration Statement with the SEC, and

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$650,000 within three (3) business days after the effective date of the Registration Statement

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor, pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) for the resale of shares of common stock issuable upon conversion of, or payable as interest on, the Notes, within thirty (30) days of the closing date of the Purchase Agreement, and to have such registration statements become effective within sixty (60) days of the closing date of the Purchase Agreement.

The Notes have the following terms and conditions:

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The principal amount outstanding accrues interest at a rate of eight percent (8%) per annum.

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Interest is due and payable on each conversion date and on the Maturity Date.

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Notes mature nine (9) months, after issuance.

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Each of the Notes are convertible at any time ninety (90) days after the issuance date of the note, in whole or in part, at the option of the holder into shares of the Company’s common stock at a conversion price equal to the lower of (i) sixty percent (60%) of the lowest trading price of our common shares in the twenty (20) trading days prior to the date of such note, (ii) sixty percent (60%) of the lowest trading price of our common shares in the twenty (20) trading days prior to the date that holder delivers a notice of conversion.

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Notes are unsecured obligations.

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The Company may prepay the Notes in cash, at any time upon five (5) days notice to the holder, by delivering the cash sum equal to the then outstanding principal amount outstanding and interest multiplied by one hundred thirty-five percent (135%). The holder may not convert the Note after the date notice of prepayment is given.

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Notes have default interest of twenty-four percent (24%) per annum.

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Interest on overdue accrued and unpaid interest will incur a late fee of the lower of eighteen percent (18%) per annum or the maximum rate permitted by law.

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Upon an event of default under Notes, the Investor may accelerate the outstanding principal, plus accrued and unpaid interest, and other amounts owing through the date of acceleration (“Acceleration”).

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Upon Acceleration, the amount due will be one hundred thirty percent (130%) of the outstanding principal amount of the Note and accrued and unpaid interest, together with payment of all other amounts, costs, expenses and liquidated damages due under Notes.

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Upon an event of default, the Investor may choose to convert all outstanding amounts holds into our common stock at a conversion price equal to sixty percent (60%) of the lowest traded price in the twenty (20) days prior to conversion (the “Default Conversion Price”).

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In the event of our default, at the request of the holder, we must pay one hundred fifty percent (150%) of the outstanding balance plus accrued interest and default interest.

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We must reserve three (3) times the amount of shares necessary for the issuance of common stock upon conversion.

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Conversions of the Notes shall not be permitted if such conversion will result in the holder owning more than four point ninety-nine percent (4.99%) of our common shares outstanding after giving effect to such conversion.

We are required to comply with certain “Equity Conditions” set forth in the Purchase Agreement in connection with the First Note. Additionally, the Investor is only obligated to invest in additional financings (the “Additional Financings”) if we meet all “Equity Conditions” as defined in the Purchase Agreement and we are not in default of the First Note or any Additional Note.

The Equity Conditions include:

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There must not be an “Event of Default” under any Note.

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We have timely filed (or obtained extensions in respect thereof and filed within the applicable grace period) all reports other than Current Reports on Form 8-K required to be filed by us pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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On any date that the Investor desires to convert any portion of the Note, the average daily dollar volume of our common stock for the previous twenty (20) trading days must be greater than $25,000.

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Our common stock must be DWAC (Deposit/Withdrawal at Custodian) eligible and not subject to a “DTC chill” (a limitation of certain services available for a security on deposit at the Deposit Trust Company (“DTC”), the largest securities depository in the world, e.g. a limitation on a DTC participant’s ability to make a deposit or withdrawal of the security.

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The common shares issued upon conversion of the Note must be delivered via an “Automatic Conversion” of principal and/or interest.

An “Event of Default” includes the following:

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any default in the payment of the principal amount of any Note,

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a default in the payment of interest, liquidated damages and other amounts owed to the holder of any Note which is not cured within three (3) trading days;

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our failure to observe or perform any other material covenant or agreement contained in the Notes (and other than a breach by us of our obligations to deliver shares of common stock to the holder of the Notes upon conversion, which breach is addressed below) which failure is not cured, if possible to cure, within the earlier to occur of five (5) trading days after the holder sends us notice and ten (10) trading days after we become or should have become aware of such failure;

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a material default or material event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any of the Financing Documents or any other material agreement, document or instrument to which we are obligated;

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any representation or warranty made in any Financing Document or any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Investor or any other holder of any such note shall be untrue or incorrect in any material respect as of the date when made or deemed made;

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we default on any of our obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $100,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

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our common stock shall not be eligible for listing or quotation by the OTC Markets OTC Pinks and shall not be eligible to resume listing or quotation for trading thereon within five (5) trading days or the transfer of shares of our common stock through the DTC System is no longer available or “chilled”;

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we are a party to any change of control transaction or transaction involving the sale of all or substantially all of our assets, or we agree to sell or dispose of all or in excess of fifty percent (50%) of our assets in one transaction or a series of related transactions;

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we do not meet the current public information requirements of Rule 144 in respect of the Registrable Securities;

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if, during the Effectiveness Period (as defined in the Registration Rights Agreement), either (a) the effectiveness of the Registration Statement lapses for any reason or (b) the holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement for a period of more than twenty (20) consecutive trading days or thirty (30) non-consecutive trading days during any twelve (12) month period; provided, however, that if we are negotiating a merger, consolidation, acquisition or sale of all or substantially all of our assets or a similar transaction and, in the written opinion of our legal counsel, the Registration Statement would be required to be amended to include information concerning such pending transaction(s) or the parties thereto which information is not available or may not be publicly disclosed at the time, we shall be permitted an additional ten (10) consecutive trading days during any twelve (12) month period.

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we fail to file with the SEC any required reports under Section 13 or 15(d) of the Securities Exchange Act of 1934;

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we become subject to a voluntary or involuntary bankruptcy or we (i) apply for or consent to the appointment of a trustee, custodian or liquidator of our or any of our properties, (ii) admit in writing our inability to pay our debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated as bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any other jurisdiction or foreign country, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (vi) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

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we fail for any reason to deliver certificates to a holder prior to the third trading day after a conversion, or we provide at any time notice to the holder, including by way of public announcement, of our intention to not honor requests for conversions of any Notes in accordance with the terms of the Notes;

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if any order, judgment or decree shall be entered, without our application, approval or consent, by any court of competent jurisdiction, approving a petition seeking our liquidation or reorganization, or appointing a receiver, trustee, custodian or liquidator of us, or of all or any substantial part of our assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days;

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the occurrence of any levy upon or seizure or attachment of, or any uninsured loss of or damage to, any of our property having an aggregate fair value or repair cost in excess of $100,000 individually or in the aggregate, and any such levy, seizure or attachment shall not be set aside, bonded or discharged within thirty (30) days after the date thereof;

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if we fail to reserve and keep available out of our authorized and unissued shares of common stock at least three hundred percent (300%) of the maximum aggregate number of shares of common stock then issued or potentially issuable in the future pursuant to the terms of the Notes.

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any monetary judgment, writ or similar final process shall be entered or filed against us or our property or assets for more than $100,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days.

There is no guarantee that we will be able to meet the foregoing conditions or any other conditions of the Financing or that we will receive all of the amounts pursuant to the Additional Financings.

The number of common shares we will issue upon conversion of the Notes is dependent upon the price per share applicable to the conversion of the Notes. The conversion price for Notes varies depending on the trading price of our common stock and whether there is an Event of Default. If there is an Event of Default, the conversion price shall be equal to the Default Conversion Price.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement, and Notes, do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

As of February 1, 2015, we have 105,500,000 shares of common stock outstanding, each entitled to one (1) vote per share.  Effective February 2, 2016, we issued 100,000 shares of Series A Preferred Stock to James Schramm our sole officer and director. The Series A Preferred Stock entitles Mr. Schramm to seven thousand (7,000) votes per share on all matters submitted to a vote of our common stockholders. As a result of Mr. Schramm's ownership of 75,000,000 common shares and 100,000 Series A Preferred Shares he holds an aggregate of 775,000,000 of 805,550,000 total votes outstanding or ninety-six point two percent (96.2%) of the votes on all matters submitted to a vote of our stockholders. As such, Mr. Schramm has the ability to determine the outcome of all matters submitted to our stockholders for approval, including the election of directors.

Item 5.03 Amendments to Article and Bylaws

As reflected in our Schedule 14C-Definitive Information Statement filed with the Securities & Exchange Commission on January 11, 2016, our Board of Directors and the holders of a majority of our outstanding shares of common stock approved an amendment to our Articles of Incorporation (the "Amendment") to (i) increase the number of authorized shares of common stock from 550,000,000 shares to 700,000,000 shares, and (ii) authorize the issuance of up to 100,000,000 shares of blank check preferred stock. The Amendment became effective on February 1, 2016.

On January 8, 2016, our Board of Directors approved the designation (the “Designation”) of 100,000 shares of our blank check preferred stock as Series A Preferred Stock. The Series A Preferred Stock has the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

1.) Voting Rights.  The holders of the Series A Preferred Stock shall be entitled to notice of any stockholders’ meeting and to vote as a single class upon any matter submitted to our stockholders for a vote.  Each one (1) share of Series A Preferred Stock shall have seven thousand (7,000) votes per share.

2.) Series A Protective Provisions.  In addition to any other rights we are prohibited from taking any of the following actions without first obtaining the affirmative written consent of one hundred percent (100%) of the holders of the Series A Preferred Stock:

i.) Amend, alter or repeal any provision of our Articles of Incorporation, bylaws or the Designation;

ii.) Designate any new class of Preferred Stock, nor sell or issue in any way, shape or form, any additional shares of Preferred Stock other than the Series A Preferred Stock;

iii.) Issue any shares of common stock that would number of shares of common stock that is issued and outstanding to be more than seven 700,000,000 common shares; and

iv.) Initiate any action with a regulatory, governmental, administrative, judicial entity or individual in an attempt to abrogate or diminish in any way the rights, preferences and privileges of these Series A Preferred Stock.

The foregoing description of the Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number

Description

10.1

Amendment to Articles of Incorporation

10.2

Designation of Series A Preferred Stock

10.3

Securities Purchase Agreement dated January 14, 2016

10.4

Registration Rights Agreement dated January 14, 2016

10.5

Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XLI TECHNOLOGIES, INC.

Dated: February 1, 2016	By:	/s/ James Schramm
Name: James Schramm
Title: Chief Executive Officer